SECURITIES AND EXCHANGE COMMISSION

                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      August 30, 2002
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                       Farmstead Telephone Group, Inc.
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             (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-15938               06-1205743
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 (State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification No.)

            22 Prestige Park Circle, East Hartford, CT 06108-3728
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                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code      (860) 610-6000
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        (Former Name or Former Address, if Changed Since Last Report


Item 5.  Other Events
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      In Form 10-Q for the quarterly period ended June 30, 2002, filed with the Securities and Exchange Commission on August 14, 2002, the Company disclosed that it was not in compliance with the minimum tangible net worth covenant required under its revolving credit facility with Wachovia Bank, National Association (f/n/a First Union National Bank) ("Wachovia"). On August 30, 2002, the Company was granted a covenant waiver by Wachovia under the following conditions: (1) the $4 million line of credit was reduced to a $1 million facility; (2) the borrowing rate was increased to LIBOR plus 6% effective August 1, 2002; and (3) the minimum tangible net worth covenant was revised from $5,500,000 to $5,150,000. In addition, the Company agreed to pay a $5,000 fee, and reimburse the bank for legal fees incurred in connection with documenting the waiver agreement.

      On September 30, 2002, Wachovia and the Company agreed to an extension of the credit facility until February 28, 2003, to allow the Company to procure external, replacement financing. In the event the Company has procured a commitment from a lender prior to February 28, 2003, then the maturity date may be extended until March 31, 2003. As a condition of the extension, the aggregate line of credit was reduced to $500,000, and the minimum tangible net worth covenant was further revised from $5,150,000 to $4,750,000. In addition, the Company agreed to pay a $5,000 fee, and reimburse the bank for legal fees incurred in connection with documenting the extension agreement. Except for the tangible net worth covenant, there are no other financial covenants during the extension period.

      Outstanding borrowings as of September 30, 2002 were $238,000. The Company is dependent upon its operating cash flow and credit facility to provide cash to satisfy its working capital requirements. The Company is currently seeking a new commercial lender to provide a replacement credit facility.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------
                                            Robert G. LaVigne
                                            Executive Vice President
                                            and Chief Financial Officer

Date:  October 4, 2002